UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Definitive Proxy Statement
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CV SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CONTROL ID:
CV SCIENCES, INC.
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the shareholder meeting to be held on July 14, 2017

DATE:	JULY 14, 2017
TIME:	10:00 a.m. local time
LOCATION:	Red Rock Casino Resort & Spa located at 11011 West Charleston Boulevard, Las Vegas, Nevada 89135

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CVSI and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, this notice and the company’s annual report on form 10-k are available at: https://www.iproxydirect.com/CVSI to obtain directions to be able to attend the meeting and vote in person, please call 866-290-2157.
If you want to receive a paper copy of the proxy materials, including the form of proxy, you must request one, otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before July 3, 2017.

you may enter your voting instructions at https://www.iproxydirect.com/CVSI until 11:59 pm pacific time July 13, 2017.

The purposes of this meeting are as follows:

1.        To elect five directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.        To ratify Tanner LLC, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.        To amend the Company's Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan;

4.        To approve an amendment to the Company's Certificate of Incorporation, as amended, to effect, at the discretion of the Company's Board of Directors, a reverse stock split of all outstanding shares of the Company's common stock, par value $0.0001 per share, at a ratio of not less than 1-for-5 and not greater than 1-for-50, such ratio to be determined by the Company's Board of Directors at any time before June 30, 2018, without further approval or authorization of our stockholders; and

5.        In the discretion of the proxy holder, to consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The Board of Directors recommends that you vote ‘for’ all proposals above.
Please note - This is not a Proxy Card - you cannot vote by returning this card

CV SCIENCES,INC. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important